

Mueller Water Products

Goldman Sachs
Global Industrials Conference 2011
November 3, 2011

Mueller Water Products

Non-GAAP Financial Measures

The Company presents adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per share, free cash flow and net debt as non-GAAP measures. Adjusted income (loss) from operations represents income (loss) from operations excluding restructuring. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents income (loss) from operations excluding restructuring, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and interested parties in the evaluation of financial performance. Adjusted net income (loss) and adjusted net income (loss) per share exclude restructuring, certain costs from settled interest rate swap contracts, the income tax effects of these excluded items and a tax adjustment for the repatriation of earnings. These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flow from operating activities less capital expenditures. It is presented as a measurement of cash flow because it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt is commonly used by the investment community as a measure of indebtedness. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under accounting principles generally accepted in the United States ("GAAP").

A reconciliation of non-GAAP to GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.

Mueller Water Products

Safe Harbor Statement

This presentation contains certain statements that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding spending trends by municipalities on water infrastructure, the market reception of Mueller Systems' and Echologics' products and services, and the outcome of our evaluation of strategic alternatives for U.S. Pipe, and the impact of these factors on our businesses. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:

- the spending level for water and wastewater infrastructure;
- the demand level of manufacturing and construction activity;
- our ability to service our debt obligations; and
- the other factors that are described in the section entitled "RISK FACTORS" in Item 1A of our most recently filed Annual Report on Form 10-K and in Part I, Item 1A of our quarterly report on Form 10-Q for the quarter ended March 31, 2011.

Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.

Investment Highlights

- Leading North American provider of water infrastructure and flow control products and services
- Increasing investment needed in water infrastructure industry
- Leading brands in water infrastructure and one of the largest installed bases in the U.S.
- Leveraging brands to expand intelligent water technology offering for diagnostic and data management
- Low-cost manufacturing processes

Mueller Water Products

Our Business

- $1.3B LTM net sales (as of September 30, 2011)
- Portfolio includes:
  - Fire hydrants
  - Valves
  - Pipe fittings
  - Ductile iron pipe
  - Metering systems
  - Leak detection
- Specified in 100 largest U.S. metropolitan markets[(1)]
- More than 75% of FY2011 net sales from products with #1 or #2 position

FY2011 Primary End Markets [(2)]
Net Sales $1.3B



Repair and replacement of municipal water distribution and treatment systems 70%
Non-residential construction 25%
Residential construction* 5%

The largest publicly traded water infrastructure company in the United States

(1) Valves or hydrants
(2) Based on management estimates
* Residential construction systems driven primarily by new community development

Mueller Water Products

Broad Product Portfolio

($ in millions)

	Mueller Co.	US Pipe	Anvil International
HISTORICAL ROOTS	Est. 1857	Est. 1899	Est. 1999 (1850)
SEGMENT NET SALES	$606	$375	$359
ADJUSTED OPERATING INCOME (LOSS) (1)	$56	($41)	$34
DEPRECIATION AND AMORTIZATION (2)	$48	$19	$15
ADJUSTED EBITDA (1) (2)	$104	($23)	$48
PRODUCT PORTFOLIO	 Hydrants  Iron Gate Valves  Butterfly, Ball and Plug Valves  Metering Systems	 Ductile Iron Pipe  Restrained Pipe Joint  Joint Restraints  Joint Fittings	 Cast Iron Fittings  Fittings & Couplings  Pipe Nipples  Hangers & Supports

Note: All statistics are preliminary for LTM ended September 30, 2011

(1) Segment adj. operating income (loss) excludes corporate expenses of $30.9 mm. Mueller Co. excludes $1.4 mm of restructuring. U.S. Pipe excludes $3.9 mm of restructuring. Anvil excludes $1.2 mm of restructuring. Corporate excludes $1.0 mm of restructuring.

(2) Segment depreciation and amortization excludes corporate depreciation of $0.8 mm.

Mueller Water Products

Complete Water Transmission Solutions



Fabricated Pipe
Fittings Restraint
Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Ductile Iron Pressure Pipe
Pipe Restraint
Office Building
Fittings, Couplings and Hangers
Fire Hydrant
Gate Valve
Gate Valve
Gate Valve
Fire Protection Hydrant and Valve
Corporation Valve
Curb Valve
Leak Detection
Metering Systems
Fittings, Couplings and Hangers
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Pipe Condition Assessment
Pump Station
Fabricated Pipe
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International
U.S. Pipe

Mueller Water Products manufactures and markets products and services that are used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities.

Water Infrastructure Landscape*

	 FIRE HYDRANTS	 GATE VALVES	 BUTTERFLY AND BALL VALVES	 BRASS WATER PRODUCTS	 DUCTILE IRON PIPE
Mueller Water Products Position	#1 ●	#1 ●	#1 ●	#2 ●	#1 ●
ACIPCO	●	●			●
A.Y. McDonald				●	
DeZURIK			●		
Ford Meter Box				●	
Griffin Pipe					●
McWane	●	●	●		●

* Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

Mueller Water Products

Strategy And Objectives

Capitalize on the large, attractive and growing water infrastructure markets worldwide

- Maintain leadership positions with customers and end users
- Continue to enhance operational and organizational excellence
- Broaden breadth and depth of products and services
- Expand internationally

Mueller Water Products

Strategic Initiatives

Maintain leadership positions with customers and end users

- Leveraging the Mueller brand
- Developing value-added products and services
- Leveraging distribution network
- Improving customer service levels

Continue to enhance operational and organizational excellence

- Strengthened balance sheet
- Implemented Lean Six Sigma
- Consolidated plants
- Automated DIP facility

Broaden breadth and depth of products and services

- Introduced first wireless mesh agreement for water industry
- Enhanced AMI system with remote disconnect meter and customer portal
- Acquired leak detection and pipe condition assessment services company

Expand internationally

- Export orders
- Evaluating opportunities

Mueller Water Products



Our End Markets

Mueller Water Products

Primary End Markets: 2006-2011

FY 2006
Net Sales: $1.9B



Repair and replacement of municipal water distribution and treatment systems 30%
Non-residential construction 30%
Residential Construction* 40%

FY 2011
Net Sales: $1.3B



Repair and replacement of municipal water distribution and treatment systems 70%
Non-residential construction 25%
Residential Construction* 5%

Since 2006, our exposure to the residential construction market has declined from roughly 40% to 5%.

Source: Management estimates
*Residential construction is driven primarily by new community development

Mueller Water Products

Historical Housing Starts



Historical Housing Starts (1959 - September 2011)
Seasonally Adjusted Annualized
3,000
2,500
2,000
1,500
1,000
500
0
(units in thousands)
1959-2011
Average = 1,485
Bottom of prior down cycle (798)
April 2009 - Lowest starts (477) since Census Bureau began keeping records in 1959
Jan-59
Jan-61
Jan-63
Jan-65
Jan-67
Jan-69
Jan-71
Jan-73
Jan-75
Jan-77
Jan-79
Jan-81
Jan-83
Jan-85
Jan-87
Jan-89
Jan-91
Jan-93
Jan-95
Jan-97
Jan-99
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11

Source: U.S. Census Bureau

Non-Residential Construction

Non-Residential Construction Actual / Forecast


Change in Value Put-in-Place for Non-Residential Building Construction
Note: Excludes Manufacturing Sector
30%
20%
10%
0%
-10%
-20%
-30%
2%
-14%
-5%
7%
6%
14%
13%
15%
8%
9%
11%
1%
-5%
0%
5%
5%
12%
18%
6%
-17%
-22%
-5%
4%
8%
7%
* Zelman Coverage Universe Stronger than Broader Market at (8%) in 2010, 3% in 2011E and 5% in 2012E
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E
2012E
2013E
2014E

Source: Census Bureau, Zelman & Associates analysis

Data as of October 24, 2011

AIA Architecture Billings Index

(Diffusion Index, national billings, seasonally adjusted)


70
60
50
40
30
Sep-01
Sep-03
Sep-05
Sep-07
Sep-09
Sep-11

Source: IHS Global Insight

Data as of October 19, 2011

We continue to see signs that the non-residential market has stabilized


Mueller Water Products
Significant Market
Opportunities

Mueller Water Products

The Market Opportunity Is Significant And Growing

Repair and Replacement Market

- Aging water pipes need to be repaired/ replaced
- Valves and hydrants typically replaced at same time as pipes
- ASCE graded drinking water infrastructure a D-[1]
- Overall U.S. infrastructure 16th in the world compared to 6th a few years ago[2]
- More than 36 states project water shortages between now and 2013[3]
- Up to 15% - 30% of treated potable water lost in leaky pipes[4]
- Emphasis on improving operational efficiencies

Future Drinking Water Infrastructure Expenditure Needs[5]



Source, $19.8B
Storage, $36.9B
Treatment, $75.1B
Other, $2.3B
Transmission and Distribution, $200.8B
Area in which Mueller Water Products operates

20-YR Need for Water Infrastructure = $335B

Source: (1) ASCE: 2009 Report Card for America's Infrastructure
(2) World Economic Forum
(3) EPA: WaterSense Statistics and Facts
(4) Global Water Intelligence Water Technology Markets 2010
(5) EPA 2007 Drinking Water Needs Survey and Assessment

Mueller Water Products

Aging Water Infrastructure



Percentage of Inventory
2.0%
1.5%
1.0%
0.5%
0.0%
1870
1890
1910
1930
1950
1970
1990
Year Installed

Figure 2–10: Age Distribution of Current Inventory of Pipe for 20 Cities



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

Average life of 100 year and 75 year old pipe is converging, contributing to accelerating need for pipe replacement.

The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002

Funding Water Infrastructure

Stronger EPA regulations should lead to increased investment

- At least 40 cities under consent decrees
  - Atlanta $4.0B
  - Washington, D.C. $2.6B
  - Baltimore City and county $1.7B
  - Kansas City $2.5B
  - Cincinnati $1.5B

Federal Budget

- 2011 federal budget
  - $965M for Drinking Water State Revolving Funding (SRF)
  - Decline of $422M from FY2010

State Referendums

- Texas 2011 – increase cap on bonds for water infrastructure
- California 2012 - $11.4B water bonds

"New Jersey can maintain a viable economy with a sound environment only if it ensures that its water supply, wastewater and stormwater infrastructure is effectively maintained in a manner that produces the lowest life-cycle cost."

The Clean Water Council of New Jersey - October 2010

Funding Water Infrastructure Repair

Historical Water Rates Compared to Other Utilities (1)

Long-term trends in consumer prices (CPI) for utilities (1913-2010)


Water & sewer (1953)
Local phone (1978)
Postage (1935)
CPI (1913, 1983=100)
Electricity (1913)
Natural gas (1935)
CPI (1997=100)
Tel. services (1997=100)
Wireless (1997=100)
Landline interstate (1978)

Exhibit 1. Long-term trends in the Consumer Price Index (CPI) for utilities (1913-2010).
The index is set to 100 for 1982-1984 except for telephone and wireless services, where the index is set to 100 for 1997.

Utility-Expected Sources of Capital for 2011 (2)


Operations
43%
Tap Fees
11%
State Revolving Loans
7%
Other
5%
Bonds
24%
Other Loans/ Debt
6%
Grants
4%

- 90% funded at local level(3)
- From 2007-2009, average annual residential water rates increased about 10% (4)
- 63% of American voters willing to pay more to upgrade water systems(5)

Sources:

(1) Bureau of Labor Statistics

(2) AWWA State of the Industry Report 2011

(3) EPA Clean Water and Drinking Water Infrastructure Gap Analysis

(4) Black & Veatch 2009/2010 50 Largest Cities Water/Wastewater Rate Survey for residential 7,500 gallons

(5) Americans on the U.S. Water Crisis, ITT

Opportunities: Smart Metering and Pipe Condition Assessment

OPPORTUNITY

Smart Metering
- Advanced Metering Infrastructure 20% of market - $200 million today*
- Forecasted to grow an average of 20% per year through 2015*
- Transition from one-way to two-way AMI Systems

Pipe Condition Assessment
- Constrained municipal budgets
- Greater attention on condition assessment
- Help prioritize capital spending

SOLUTION

Mueller SYSTEMS
- Two-way mesh network
- Enhanced AMI System
  - Mi.Hydrant
  - Mi.Data
  - 420 Remote Disconnect Meter

echologics
A DIVISION OF MUELLER COMPANY
- Pioneered acoustic, non-invasive leak detection and pipe condition assessment
- Proven technology

* Proprietary publishing for AWWA; Canada/Mex. Scott Report for AMI/AMR Dec.2010; Management estimates

Mueller Water Products



Actions & Business Results

Management Actions/Initiatives

Objectives	Actions
Reduce costs and improve operating leverage	• Closed six plants since FY2006 • Sold two non-core assets of Anvil in FY2010 • Reduced headcount by about 24% from September 30, 2008 to September 30, 2011 from approximately 6,300 to approximately 4,800 • Took actions to lower labor costs • Implemented Lean Six Sigma and other manufacturing improvements (continuous improvement) • Invested in new automated ductile iron pipe operation to lower costs • Consolidated distribution centers and smaller manufacturing facilities at Anvil
Manage working capital and capital expenditures to generate free cash flow	• Capital spending decreased from FY2007/FY2008 levels • FY2010 capital spending of $32.8 million; FY2011 capital spending of $31.5 million • Cash flow generated from inventory of $109.8 million in FY2009, $54.3 million in FY2010 and $29.3 million in FY2011 • Reduced debt by $417.2 million from September 30, 2008 through September 30, 2011 • Inventory turns have improved half a turn at the end of September 2011 from September 2010
Leverage Mueller brand to pursue strategic growth opportunities	• Acquired and invested in AMI technology • Established first AMI wireless mesh agreement for water industry • Entered into advanced metering agreement with Landis+Gyr for electric meters • Acquired leak detection and pipe condition assessment business

History of Strong Financial Performance (see appendices for GAAP reconciliation)


($ in millions)
Mueller Co. (a)
US PIPE (b)
ANVIL INTERNATIONAL Building Connections That Last (c)
NET SALES
ADJUSTED EBITDA & ADJ. EBITDA MARGIN
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
$509 $536 $618 $664 $804 $756 $718 $547 $613 $606
$131 $139 $167 $190 $248 $207 $179 $101 $131 $104
25.7% 25.9% 27.1% 28.6% 30.8% 27.3% 24.9% 18.5% 21.3% 17.2%
$492 $465 $578 $598 $595 $537 $546 $411 $378 $375
$44 $16 $26 $42 $56 $57 $24 ($20) ($34) ($23)
8.8% 3.3% 4.4% 7.0% 9.3% 10.7% 4.3% (4.9%) (9.0%) (6.1%)
$393 $387 $431 $485 $535 $556 $595 $470 $347 $359
$48 $38 $47 $62 $73 $81 $94 $61 $38 $48
12.3% 9.7% 10.8% 12.8% 13.6% 14.6% 15.8% 13.0% 11.0% 13.4%

a) Fiscal year end as of September 30. Reflects inventory step-up costs of $53.1 million in 2006; restructuring charges of $2.0 million in 2009; goodwill impairment charges of $818.7 million in 2009; restructuring charges of $0.1 million in 2010; restructuring charges of $1.4 million in 2011

b) Financial results for 2002, 2003 and 2004 are calendar year while subsequent years are fiscal years ending September 30th. Excludes $6.5 million of litigation settlement expenses in 2003; environmental-related insurance settlement benefits of $1.9 million and $5.1 million in 2004 and 2005, respectively. U.S. Pipe Chattanooga closing costs of $49.9 million in 2006; restructuring charges of $18.3 million in 2008 and goodwill impairment charges of $59.5 million and restructuring charges of $41.6 million in 2009; restructuring charges of $12.5 million in 2010; restructuring charges of $3.9 million in 2011

c) Excludes inventory step-up costs of $17.3 million in 2006; restructuring costs of $4.0 million in 2009; goodwill impairment charges of $92.7 million in 2009; restructuring charges of $0.5 million in 2010; restructuring charges of $1.2 million in 2011

Consolidated Non-GAAP Results

$ in millions (except per share amounts)	Fourth Quarter Fiscal 2011	Fourth Quarter Fiscal 2010
Net sales	$373.6	$346.7
Adj. income from operations	$9.1	$15.4
Adj. operating margin	2.4%	4.4%
Adj. net income (loss) per share	($0.03)	$0.00
Adj. EBITDA	$29.7	$36.7
Adj. EBITDA margin	7.9%	10.6%

- Municipal budgets continue to be under significant pressure, which is impacting demand
- Lower production levels in Mueller Co. negatively impacted 4Q11 performance compared to 4Q10
- Continue to make progress in evaluating strategic alternatives for U.S. Pipe
- Anvil had another strong quarter with net sales increasing 8.2% and adj. income from operations increasing 38% over prior year
- Managing through unprecedented volume declines at Mueller Co. and U.S. Pipe. Well positioned for future growth with market leadership and continue to invest in newer technologies.

4Q11 results exclude restructuring costs of $1.8 million, $1.1 million net of tax; and interest rate swap costs of $2.0 million, $1.2 million net of tax.

4Q10 results exclude restructuring costs of $1.3 million, $0.8 million net of tax; interest rate swap costs of $6.5 million, $3.9 million net of tax; and $4.1 million loss on early extinguishment of debt, $2.5 million net of tax.

Debt Structure

- **FY 2010 recapitalization provided a long-term capital structure**
  - Extended maturities with no significant required principal payments before 2015
  - Locked in long-term capital at attractive rates
  - Preserved deleveraging capability
- **Greater operational flexibility**
  - Eliminated financial maintenance covenants with excess availability at the greater of $34 million or 12.5% of facility amount
    - More than $165 million of excess availability at September 30, 2011
  - Reduced limitations on business operations including acquisitions, investments, restricted payments and divestitures


Debt Maturity
($ in millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$0 $0 $0 $0 $0 $34 $241 $0 $420 $0 $0 $225
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020

Debt structure:

- $275 million ABL Revolver Credit Facility expires 2015
- $420 million 7.375% Senior Subordinated Notes due 2017
- $225 million 8.75 % Senior Unsecured Notes due 2020

Key Financial Metrics

Free Cash Flow
($ in millions)


$63 million free cash flow average over last six years
$140
$120
$100
$80
$60
$40
$20
$0
$37
$115
$94
$91
$30
$9
FY2006
FY2007*
FY2008
FY2009**
FY2010***
FY2011

Total Debt
($ in millions)


Debt has declined $871 million since 2006
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,549
$1,127
$1,101
$1,096
$740
$692
$678
Mar-2006
FY2006
FY2007*
FY2008
FY2009
FY2010
FY2011

Capital Expenditures
($ in millions)


$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$71
$88
$88
$40
$33
$32
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011

* FY2007 results exclude $48.1 million of debt restructuring activities
** FY2009 results include $6.3 million of cash used to settle certain interest rate swap contracts.
*** FY2010 results include $18.3 million of cash used to settle certain interest rate swap contracts.

Why Invest in MWA?

Water industry has fundamentally strong long-term dynamics

- Driven by need for new and upgraded infrastructure
- Limited number of suppliers to end markets

Strong competitive position

- Leading brand positions with large installed base
- Leading municipal specification positions
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations

Operating leverage when volumes improve

- Recovery of residential market
- Increased municipal spending
- Operating excellence initiatives

Leveraging strengths in the evolving market

- Expand smart metering
- Expand diagnostic offerings (leak detection and pipe condition assessment)
- Develop intelligent water technology solutions
- Strategic acquisitions/partnerships

Mueller Water Products

Supplemental Data

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

(in millions, except per share amounts)

	Three months ended September 30, 2011				
	Mueller Co.	U.S. Pipe	Anvil	Corporate	Total
GAAP results:					
Net sales	$ 161.0	$ 117.3	$ 95.3	$ -	$ 373.6
Gross profit (loss)	$ 38.3	$ 0.1	$ 28.2	$ (0.1)	$ 66.5
Selling, general and administrative expenses	24.2	6.9	17.7	8.6	57.4
Restructuring	0.2	0.6	-	1.0	1.8
Income (loss) from operations	$ 13.9	$ (7.4)	$ 10.5	$ (9.7)	7.3
Interest expense, net					16.6
Income tax benefit					(1.7)
Net loss					$ (7.6)
Net loss per diluted share					$ (0.05)
Capital expenditures	$ 3.9	$ 2.4	$ 3.1	$ 0.2	$ 9.6
Non-GAAP results:					
Adjusted income (loss) from operations and EBITDA:					
Income (loss) from operations	$ 13.9	$ (7.4)	$ 10.5	$ (9.7)	$ 7.3
Restructuring	0.2	0.6	-	1.0	1.8
Adjusted income (loss) from operations	14.1	(6.8)	10.5	(8.7)	9.1
Depreciation and amortization	12.1	4.7	3.6	0.2	20.6
Adjusted EBITDA	$ 26.2	$ (2.1)	$ 14.1	$ (8.5)	$ 29.7
Adjusted operating margin	8.8%	-5.8%	11.0%	-	2.4%
Adjusted EBITDA margin	16.3%	-1.8%	14.8%	-	7.9%
Adjusted net loss:					
Net loss					$ (7.6)
Interest rate swap settlement costs, net of tax					1.2
Restructuring, net of tax					1.1
Adjusted net loss					$ (5.3)
Adjusted net loss per diluted share					$ (0.03)
Free cash flow:					
Net cash provided by operating activities					$ 42.8
Capital expenditures					(9.6)
Free cash flow					$ 33.2
Net debt (end of period):					
Current portion of long-term debt					$ 0.9
Long-term debt					677.4
Total debt					678.3
Less cash and cash equivalents					(61.2)
Net debt					$ 617.1

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

(in millions, except per share amounts)

	Three months ended September 30, 2010				
	Mueller Co.	U.S. Pipe	Anvil	Corporate	Total
GAAP results:					
Net sales	$ 163.7	$ 94.9	$ 88.1	$ -	$ 346.7
Gross profit (loss)	$ 49.1	$ (3.1)	$ 25.8	$ (0.1)	$ 71.7
Selling, general and administrative expenses	22.5	8.2	18.2	7.4	56.3
Restructuring	-	0.9	0.4	-	1.3
Income (loss) from operations	$ 26.6	$ (12.2)	$ 7.2	$ (7.5)	14.1
Interest expense, net					20.6
Loss on early extinguishment of debt					4.1
Income tax benefit					(3.6)
Net loss					$ (7.0)
Net loss per diluted share					$ (0.05)
Capital expenditures	$ 5.8	$ 3.6	$ 1.9	$ 0.1	$ 11.4
Non-GAAP results:					
Adjusted income (loss) from operations and EBITDA:					
Income (loss) from operations	$ 26.6	$ (12.2)	$ 7.2	$ (7.5)	$ 14.1
Restructuring	-	0.9	0.4	-	1.3
Adjusted income (loss) from operations	26.6	(11.3)	7.6	(7.5)	15.4
Depreciation and amortization	12.5	4.9	3.9	-	21.3
Adjusted EBITDA	$ 39.1	$ (6.4)	$ 11.5	$ (7.5)	$ 36.7
Adjusted operating margin	16.2%	-11.9%	8.6%	-	4.4%
Adjusted EBITDA margin	23.9%	-6.7%	13.1%	-	10.6%
Adjusted net loss:					
Net loss					$ (7.0)
Interest rate swap settlement costs, net of tax					3.9
Loss on early extinguishment of debt, net of tax					2.5
Restructuring, net of tax					0.8
Adjusted net loss					$ 0.2
Adjusted net loss per diluted share					$ 0.00
Free cash flow:					
Net cash provided by operating activities					$ 27.3
Capital expenditures					(11.4)
Free cash flow					$ 15.9
Net debt (end of period):					
Current portion of long-term debt					$ 0.7
Long-term debt					691.5
Total debt					692.2
Less cash and cash equivalents					(83.7)
Net debt					$ 608.5

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

(in millions, except per share amounts)

	Year ended September 30, 2011				
	Mueller Co.	U.S. Pipe	Anvil	Corporate	Total
GAAP results:					
Net sales	$ 605.5	$ 374.6	$ 359.1	$ -	$ 1,339.2
Gross profit (loss)	$ 148.0	$ (13.2)	$ 101.6	$ -	$ 236.4
Selling, general and administrative expenses	91.8	28.1	68.1	30.9	218.9
Restructuring	1.4	3.9	1.2	1.0	7.5
Income (loss) from operations	$ 54.8	$ (45.2)	$ 32.3	$ (31.9)	10.0
Interest expense, net					65.6
Income tax benefit					(19.5)
Net loss					$ (36.1)
Net loss per diluted share					$ (0.23)
Capital expenditures	$ 14.9	$ 8.4	$ 7.5	$ 0.7	$ 31.5
Non-GAAP results:					
Adjusted income (loss) from operations and EBITDA:					
Income (loss) from operations	$ 54.8	$ (45.2)	$ 32.3	$ (31.9)	$ 10.0
Restructuring	1.4	3.9	1.2	1.0	7.5
Adjusted income (loss) from operations	56.2	(41.3)	33.5	(30.9)	17.5
Depreciation and amortization	47.8	18.5	14.5	0.8	81.6
Adjusted EBITDA	$ 104.0	$ (22.8)	$ 48.0	$ (30.1)	$ 99.1
Adjusted operating margin	9.3%	-11.0%	9.3%	-	1.3%
Adjusted EBITDA margin	17.2%	-6.1%	13.4%	-	7.4%
Adjusted net loss:					
Net loss					$ (36.1)
Interest rate swap settlement costs, net of tax					4.9
Restructuring, net of tax					4.6
Adjusted net loss					$ (26.6)
Adjusted net loss per diluted share					$ (0.17)
Free cash flow:					
Net cash provided by operating activities					$ 40.1
Capital expenditures					(31.5)
Free cash flow					$ 8.6
Net debt (end of period):					
Current portion of long-term debt					$ 0.9
Long-term debt					677.4
Total debt					678.3
Less cash and cash equivalents					(61.2)
Net debt					$ 617.1

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

(in millions, except per share amounts)

	Year ended September 30, 2010				
	Mueller Co.	U.S. Pipe	Anvil	Corporate	Total
GAAP results:					
Net sales	$ 612.8	$ 377.8	$ 346.9	$ -	$ 1,337.5
Gross profit (loss)	$ 170.3	$ (22.7)	$ 88.8	$ -	$ 236.4
Selling, general and administrative expenses	89.2	30.5	66.2	33.4	219.3
Restructuring	0.1	12.5	0.5	-	13.1
Income (loss) from operations	$ 81.0	$ (65.7)	$ 22.1	$ (33.4)	4.0
Interest expense, net					68.0
Loss on early extinguishment of debt					4.6
Income tax benefit					(23.4)
Net loss					$ (45.2)
Net loss per diluted share					$ (0.29)
Capital expenditures	$ 15.6	$ 11.0	$ 6.0	$ 0.2	$ 32.8
Non-GAAP results:					
Adjusted income (loss) from operations and EBITDA:					
Income (loss) from operations	$ 81.0	$ (65.7)	$ 22.1	$ (33.4)	$ 4.0
Restructuring	0.1	12.5	0.5	-	13.1
Adjusted income (loss) from operations	81.1	(53.2)	22.6	(33.4)	17.1
Depreciation and amortization	49.7	18.9	15.4	0.6	84.6
Adjusted EBITDA	$ 130.8	$ (34.3)	$ 38.0	$ (32.8)	$ 101.7
Adjusted operating margin	13.2%	-14.1%	6.5%	-	1.3%
Adjusted EBITDA margin	21.3%	-9.1%	11.0%	-	7.6%
Adjusted net loss					
Net loss					$ (45.2)
Restructuring, net of tax					7.9
Interest rate swap settlement costs, net of tax					4.8
Loss on early extinguishment of debt, net of tax					2.8
Tax on repatriation on Canadian earnings					2.2
Adjusted net loss					$ (27.5)
Adjusted net loss per diluted share					$ (0.18)
Free cash flow:					
Net cash provided by operating activities					$ 63.0
Capital expenditures					(32.8)
Free cash flow					$ 30.2
Net debt (end of period):					
Current portion of long-term debt					$ 0.7
Long-term debt					691.5
Total debt					692.2
Less cash and cash equivalents					(83.7)
Net debt					$ 608.5


Mueller Water Products
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